Exhibit 24

                             VALLEY NATIONAL BANCORP
                                POWER OF ATTORNEY
                                    FORM S-4

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gerald H. Lipkin, his attorney-in-fact, with power of substitution, for him in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to this Registration Statement on Form S-4 of Valley National Bancorp (SEC File No. 333-_____) and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.



    Signature                                Title                                Date

GERALD H. LIPKIN              Chairman, President and Chief Executive          July 14, 1998
----------------------------  Officer and Director
Gerald H. Lipkin

PETER SOUTHWAY                Vice Chairman (Principal Financial               July 14, 1998
----------------------------  Officer) and Director
Peter Southway

ALAN D. ESKOW                 Corporate Secretary and Senior Vice                July 14, 1998
----------------------------  President (Principal Accounting Officer)
Alan D. Eskow

----------------------------                 Director                          July 14, 1998
Andrew B. Abramson

PAMELA BRONANDER                             Director                          July 14, 1998
----------------------------
Pamela Bronander

JOSEPH COCCIA, JR.                           Director                          July 14, 1998
----------------------------
Joseph Coccia, Jr.

AUSTIN C. DRUKKER                            Director                          July 14, 1998
----------------------------
Austin C. Drukker

WILLARD L. HEDDEN                            Director                          July 14, 1998
----------------------------
Willard L. Hedden

-----------------------------                Director                          July 14, 1998
Graham O. Jones

WALTER H. JONES, III                         Director                          July 14, 1998
-----------------------------
Walter H. Jones, III

GERALD KORDE                                 Director                          July 14, 1998
----------------------------
Gerald Korde

JOLEEN J. MARTIN                             Director                          July 14, 1998
----------------------------
Joleen J. Martin

ROBERT E. McENTEE                            Director                          July 14, 1998
----------------------------
Robert E. McEntee

WILLIAM H. McNEAR                            Director                          July 14, 1998
----------------------------
William H. McNear

SAM P. PINYUH                                Director                          July 14, 1998
----------------------------
Sam P. Pinyuh

ROBERT RACHESKY                              Director                          July 14, 1998
----------------------------
Robert Rachesky

BARNETT RUKIN                                Director                          July 14, 1998
----------------------------
Barnett Rukin

-----------------------------                Director                          July 14, 1998
Richard F. Tice

LEONARD J. VORCHEIMER                        Director                          July 14, 1998
----------------------------
Leonard J. Vorcheimer

JOSEPH L. VOZZA                              Director                          July 14, 1998
----------------------------
Joseph L. Vozza
